                                                                      EXHIBIT 10


                        [BAKER & HOSTETLER LETTERHEAD]

                               October 18, 1996

The Riverfront Funds, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

       Subject: The Riverfront Funds, Inc. ("The Company") -- Post-Effective Amendement No. 17 to Registration Statement on Form N-1A, File No. 33-34154, filed under the Securities Act of 1933, as amended, and Amendment No. 18 to Registration Statement on Form N-1A, File No. 811-6082, filed under the Investment Company Act of 1940, as amended (the "Amendment")

Ladies and Gentlemen:

     In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of authorized shares of capital stock, $.001 par value, of The Riverfront Large Company Select Fund, an investment portfolio of the Company, when issued as described in the Amendment and for the consideration described in the Amendement including the Prospectus which is a part thereof, will be legally issued, fully paid and nonassessable.

        We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                Very Truly yours,

                                BAKER & HOSTETLER